AMENDMENT NO. 19
TO MASTER REPURCHASE AGREEMENT

Amendment No 19, dated as of December 31, 2004 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer") and UNITED FINANCIAL MORTGAGE CORP. (the "Seller").

RECITALS

The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 29, 2001, as amended by Amendment No 1, dated as of August 28, 2002, Amendment No 2, dated as of September 3, 2002, Amendment No 3, dated as of September 26, 2002, Amendment No 4, dated as of October 1, 2002, Amendment No 5, dated as of December 2, 2002, Amendment No 6 dated as of January 30, 2003, Amendment No 7, dated as of March 15, 2003, Amendment No 8, dated as of May 30, 2003, Amendment No 9, dated as of July 16, 2003, Amendment No 10, dated as of July 23, 2003, Amendment No 11, dated as of August 27, 2003, Amendment No 12, dated as of December 16, 2003, Amendment No 13, dated as of February 2, 2004, Amendment No 14, dated as of March 31, 2004, Amendment No 15, dated as of April 22, 2004, Amendment No 16, dated as of May 11, 2004, Amendment No 17, dated as of August 24, 2004 and Amendment No 18, dated as of October 26, 2004 (the "Existing Repurchase Agreement", as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

1 1 Definitions

(a) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following language.

""Maximum Aggregate Purchase Price" means TWO HUNDRED MILLION DOLLARS ($200,000,000)."

Section 2 Conditions Precedent This Amendment shall become effective on December 31, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent.

2 1 Delivered Documents On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller;

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request

2 2 Payment of Attorneys' Fees On the Amendment Effective Date, the Seller shall have paid attorneys' fees to Buyer or its counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $750

Section 3 Representations and Warranties The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement

Section 4 Limited Effect Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms

Section 5 Counterparts This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: ______________________________
Name:
Title:

Seller:

UNITED FINANCIAL MORTGAGE CORP.,
as Seller

By: ______________________________
Name: Steve Khoshabe
Title: President